UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K/A
______________________

(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2013
______________________
PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (702) 541-7777
N/A
(Former name or Former Address, if Changed Since Last Report)
 ______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Explanatory Note
This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on Form 8-K of Pinnacle Entertainment, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2013 (the “Initial Form 8-K”). The Initial Form 8-K reported under Item 2.01 that the Company had completed the acquisition (the “Acquisition”) of Ameristar Casinos, Inc. (“Ameristar”) on August 13, 2013.
The Acquisition was completed pursuant to an Agreement and Plan of Merger (as amended, the “Merger Agreement”) entered into on December 20, 2012, by and among the Company, PNK Holdings, Inc., PNK Development 32, Inc., and Ameristar.
This Form 8-K/A provides the financial statements and unaudited pro forma financial information as required by Item 9.01 of Form 8-K.
No other modification to the Initial Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Forward-Looking Statements
All of the pro forma financial and other information and other statements included in Item 9.01 of this Form 8-K/A, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, all of the pro forma financial information, the notes related thereto, and the statements regarding the Company’s expectations with respect to the Acquisition and related transactions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the Company’s ability to integrate the operations of Ameristar following the Acquisition and to achieve the anticipated enhanced economies of scale, synergy potential, cost savings and other anticipated benefits of the Acquisition, and the risk factors disclosed in the Company’s most recent Annual Report on Form 10-K, which the Company filed with the SEC on March 1, 2013 and amended on May 31, 2013 and July 26, 2013, and in all reports on Forms 10-K, 10-Q and 8-K filed with the SEC by the Company subsequent to the filing of the Form 10-K for the year ended December 31, 2012. Forward-looking statements reflect the Company’s analysis as of the date of this Form 8-K/A and the Company does not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Ameristar as of December 31, 2012 and 2011, the audited consolidated statements of income, comprehensive income, stockholders’ (deficit) equity, and cash flows for each of the years ended December 31, 2012, 2011, and 2010, and the notes thereto included in Ameristar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on February 28, 2013, are incorporated herein by reference.
Additionally, the unaudited condensed consolidated balance sheet of Ameristar as of June 30, 2013, the unaudited condensed consolidated statements of income, and comprehensive income for the three months and six months ended June 30, 2013 and 2012, the unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2013 and 2012, and the notes thereto included in Ameristar’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the SEC on August 7, 2013, are incorporated herein by reference.

(b) Pro Forma Financial Information

An unaudited pro forma condensed combined balance sheet as of June 30, 2013, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013, and the notes thereto, reflecting the Acquisition, are attached to this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference.

These unaudited pro forma condensed combined financial statements have been prepared based upon currently available information and assumptions deemed appropriate by the Company’s management and are furnished for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Acquisition and related transactions had been completed as of the dates indicated, nor are they indicative of the future results or current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the Acquisition or any integration costs. Future results may vary significantly from the results reflected in the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial information should be read in conjunction with the separate historical financial statements and accompanying notes of the Company and Ameristar filed with the SEC.

(d) Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Ernst & Young LLP, as independent registered public accounting firm for Ameristar Casinos, Inc.
99.1
Ameristar Casinos, Inc.’s audited consolidated balance sheets as of December 31, 2012 and 2011 and audited consolidated statements of income, comprehensive income, stockholders’ (deficit) equity, and cash flows for each of the years ended December 31, 2012, 2011, and 2010, and the notes thereto (incorporated by reference from Ameristar Casinos, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission on February 28, 2013). (SEC File No. 000-22494).

99.2
Ameristar Casinos, Inc.’s unaudited condensed consolidated balance sheet as of June 30, 2013, unaudited condensed consolidated statements of income, and comprehensive income for the three months and six months ended June 30, 2013 and 2012, unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2013 and 2012, and the notes thereto (incorporated by reference from Ameristar Casinos, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the Securities and Exchange Commission on August 7, 2013). (SEC File No. 000-22494).

99.3
Unaudited pro forma condensed combined balance sheet as of June 30, 2013, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013 and the notes thereto, reflecting the Company’s acquisition of Ameristar Casinos, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date:	October 29, 2013	By:	/s/ Elliot D. Hoops
Elliot D. Hoops
Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
23.1	Consent of Ernst & Young LLP, as independent registered public accounting firm for Ameristar Casinos, Inc.
99.1
Ameristar Casinos, Inc.’s audited consolidated balance sheets as of December 31, 2012 and 2011 and audited consolidated statements of income, comprehensive income, stockholders’ (deficit) equity, and cash flows for each of the years ended December 31, 2012, 2011, and 2010, and the notes thereto (incorporated by reference from Ameristar Casinos, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission on February 28, 2013). (SEC File No. 000-22494).

99.2
Ameristar Casinos, Inc.’s unaudited condensed consolidated balance sheet as of June 30, 2013, unaudited condensed consolidated statements of income, and comprehensive income for the three months and six months ended June 30, 2013 and 2012, unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2013 and 2012, and the notes thereto (incorporated by reference from Ameristar Casinos, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the Securities and Exchange Commission on August 7, 2013). (SEC File No. 000-22494).

99.3
Unaudited pro forma condensed combined balance sheet as of June 30, 2013, unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013 and the notes thereto, reflecting the Company’s acquisition of Ameristar Casinos, Inc.